United States Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 11, 2013 (Date of earliest event reported: October 7, 2013)
XHIBIT CORP. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52678 (Commission File Number)	20-0853320 (IRS Employer Identification No.)

80 E. Rio Salado Parkway, Suite 115, Tempe, AZ 85281
 (Address of principal executive offices) (Zip Code)

(602) 281-3554
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

    On September 23, 2013, the Board of Directors (the “Board”) of Xhibit Corp. (the “Company” or the “Registrant”) approved a form of indemnification agreement to be entered into with the directors and executive officers of the Company (the “Indemnification Agreement”). Commencing on October 7, 2013, the Company began entering into the Indemnification Agreements with each of its current directors and executive officers, namely Kevin Weiss, Scott Wiley, Michael J. Schifsky, Mirco Pasqualini, Dzenis Softic, James D. Staudohar, David P. Franke and Jahm Najafi. The Company anticipates that it will enter into substantially similar Indemnification Agreements with any new directors and executive officers. The Company’s Articles of Incorporation and By-laws currently require the Company to indemnify and advance expenses to its directors and officers to the fullest extent permitted by law. The Indemnification Agreements were entered into in part to provide the Company’s officers and directors with specific contractual assurance that the protection promised by the Articles of Incorporation and By-laws will be available. The Indemnification Agreements, subject to limitations contained therein, obligate the Company to indemnify a director or officer, to the fullest extent permitted by applicable law, for certain expenses, as defined in the Indemnification Agreements, reasonably incurred by them in any proceeding arising out of their services as one of our directors or officers. Subject to certain limitations, the Indemnification Agreements provide for the advancement of expenses incurred by the indemnitee, and the repayment to the Company of the amounts advanced to the extent that it is ultimately determined that the indemnitee is not entitled to be indemnified by the Company. The Indemnification Agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, the articles of incorporation or bylaws of the Company, any agreement, a vote of stockholders or directors, or otherwise.

    The foregoing is a summary of the material terms of the Indemnification Agreement, and is qualified in its entirety by the copy of the form of Indemnification Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

    The Indemnification Agreement supersedes the Indemnity Agreement entered into on August 31, 2012 with Michael J. Schifsky, the form of which was also entered into with Chris Richarde (the Company’s former CEO, President and Chairman), and had similar terms to the Indemnification Agreement. The foregoing is a summary of the material terms of the Indemnity Agreement, and is qualified in its entirety by the copy of the form of Indemnity Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Exhibits.

10.1	Form of Indemnification Agreement

10.2	Form of Indemnity Agreement dated August 31, 2012

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2013
Xhibit Corp., a Nevada corporation

By: /s/ Scott Wiley
Scott, Wiley, CFO